SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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                                         Only (as permitted by Rule 14a-6(e)(2))
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   |_| Soliciting Material Under Rule 14a-12

                               INTELLIGROUP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                               [Graphic Omitted]
                                  Intelligroup
                      Creating the Intelligent Enterprise

For Immediate Release


CONTACT:

Nick Visco - Chief Financial Officer                 (732) 590-1600


            ISS RECOMMENDS VOTE FOR INTELLIGROUP'S SLATE OF DIRECTORS

              Company Urges Shareholders to Return BLUE Proxy Card


Edison, NJ (June 21, 2002): Intelligroup, Inc. (Nasdaq: ITIG) ("Intelligroup" or the "Company"), today announced that Institutional Shareholder Services ("ISS"), recognized as the preeminent independent proxy advisory firm, has recommended that Intelligroup shareholders vote FOR the slate of directors nominated by the Company (the BLUE proxy card), and against the nominees proposed by Mr. Ashok Pandey, a former executive of the Company (the "Dissident").

In its report, issued June 20, 2002, ISS states, "We recommend the election of management's slate." The analysis by ISS concludes that "... management is taking the necessary steps to improve the company and to lift the stock price. A change in board control at this time would not be in the best interests of shareholders."

The analytical report by ISS also commented on certain concerns voiced by Mr. Pandey in his public statements:

     o Regarding the write-off of assets in 2001, "ISS concludes that this write-off was standard procedure and does not necessarily imply that the board was too slow in downsizing the non-performing international operations or that the board neglected to re-evaluate the company's focus on the unprofitable application service provider market, as Mr. Pandey describes."

     o Regarding the Company's financial and market performance, and the bonus awarded to the Company's Chief Executive Officer, "The company has had profitable quarters since the first quarter in 2001...Moreover, the company's stock outperformed its peer group and the Nasdaq Market over the last year. Based on these results, ISS cannot conclude that the bonus provided to Mr. Valluripalli was undeserved or unreasonable."

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Commenting  on the report,  Arjun  Valluripalli,  Chairman and CEO,  said,  "The support of ISS for Intelligroup's nominated Board of Directors is an important endorsement. Their independence and credibility provide shareholders with an informed and objective recommendation." Valluripalli added, "It is particularly gratifying to know that, after speaking to each side of this proxy contest and reviewing the facts, ISS has validated the Company's current strategy and recognized management's efforts."

Intelligroup urges all shareholders to vote FOR the Company's nominees by COMPLETING, SIGNING, DATING AND RETURNING THE BLUE PROXY CARD, as soon as possible, to make sure their vote is properly counted. If a shareholder has already signed a white card from the Dissident, the shareholder still has the right to change their vote by returning a completed BLUE card. Only the latest-dated proxy card will count at the annual meeting, scheduled for July 2, 2002. Shareholders with questions or in need of assistance are encouraged to contact Georgeson Shareholder Communications Inc. toll free at (866) 811-4115.


ABOUT INTELLIGROUP

Intelligroup Inc. is a leading global technology solutions and services provider. Intelligroup develops, implements and supports integrated industry-specific enterprise, e-commerce and m-commerce software applications. Intelligroup's high quality onsite/offshore delivery model combined with a comprehensive suite of tools provide customers with a faster time-to-market and lower total cost of ownership in deploying their mission-critical applications. Intelligroup has operations in the Americas, UK, Sweden, Denmark, India, Australia, New Zealand, Japan, Hong Kong and Singapore/Indonesia. Intelligroup has been quoted on the Nasdaq National Market (ticker ITIG) since September 1996.

Visit Intelligroup on the Internet at http://www.intelligroup.com.
                                      ---------------------------

SAFE HARBOR STATEMENT

Certain statements contained herein, including statements regarding the development of services and markets and future demand for services and other statements regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby.

Factors that could cause actual results to differ materially include, but are not limited to, variability of quarterly operating results, continued uncertainty of the IT and ASP markets and revenues derived from anticipated ASP hosting and application management business, uncertainty in revenues for traditional professional services offerings, loss of one or more significant customers, reliance on large projects, concentration of revenue, ability to attract and retain professional staff, dependence on key personnel, ability to manage growth effectively, risks associated with acquisitions including integration risks, risks associated with strategic partnerships, various project-associated risks, including termination with short notice, substantial competition, general economic conditions, risks

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associated   with   intellectual   property   rights,   risks   associated  with
international operations and other risk factors listed from time to time in the Intelligroup's filings and reports with the Securities and Exchange Commission.

Intelligroup and the Intelligroup logo are registered trademarks and 'Creating the Intelligent Enterprise', 4Sight, 4Sight Plus, ASPPlus, myADVISOR, ASPPlus Power Upgrade Services and Uptimizer are service marks of Intelligroup in the U.S. and other countries. All other trademarks and company names mentioned are the property of their respective owners.